UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2019

VIRTUS INVESTMENT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	26-3962811
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Financial Plaza, Hartford, CT		06103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value (including Preferred Share Purchase Rights)	VRTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2019, shareholders of Virtus Investment Partners, Inc. (the “Company”) approved an amendment to the Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan (the “Plan”) at the Company’s annual meeting of shareholders. The Plan, as amended, increases the number of shares authorized for issuance by 420,000 shares.

The amended Plan is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) in Hartford, Connecticut on May 15, 2019. The following proposals were voted on at the Annual Meeting and the results regarding each proposal are set forth below:

Item 1. Election of Directors. All of the nominees for Class II directors were elected as follows:

Director	For	Against	Withheld	Broker Non-Votes

James R. Baio	5,482,629	0	292,936	487,516

Susan S. Fleming	5,697,742	0	77,823	487,516

Item 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the Company’s shareholders with 6,217,498 votes “For”; 44,412 votes “Against”; 1,171 votes “Abstained”; and 0 “Broker Non-Votes.”

Item 3. Advisory Vote on Executive Compensation. The compensation paid to the Company’s named executive officers was approved on an advisory basis by the Company’s shareholders with 5,341,452 votes “For”; 261,207 votes “Against”; 172,906 votes “Abstained”; and 487,516 “Broker Non-Votes.”

Item 4. Approval of an Amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan. The amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan to increase the number of shares available for issuance by 420,000 shares was approved by the Company’s shareholders with 5,604,595 votes “For”; 167,012 votes “Against”; 3,958 votes “Abstained”; and 487,516 “Broker Non-Votes.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	May 16, 2019	By:	/s/ Mark S. Flynn
		Name:	Mark S. Flynn
		Title:	Executive Vice President, General
Counsel and Secretary